SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                           Current Report Pursuant to
                           Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 25, 2001

                              Promotions.com, Inc.
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             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

       000-27411                                        13-3898912
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(Commission File Number)                    (I.R.S. Employer Identification No.)

450 West 33rd Street, 7th Floor, New York, New York               10011
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     (Address of Principal Executive Offices)                   (Zip Code)

                                 (212) 971-9800
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

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Item 5. Other Events

      The Company has determined to postpone its 2001 Annual Meeting of Shareholders previously scheduled for June 27, 2001 until late summer. The Company's proxy materials regarding its 2001 Annual Meeting filed with the Commission on April 30, 2001 will be revised accordingly.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   Promotions.com, Inc.
                                   ------------------------------------------
                                    (Registrant)

                                   By: /s/ Daniel J. Feldman
                                       --------------------------------------
                                       Name: Daniel J. Feldman
                                       Title: President